UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): May 9, 2007


                             BRIDGE CAPITAL HOLDINGS
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         California                      000-50974                80-0123855
____________________________     ________________________    ___________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                         55 Almaden Boulevard, Suite 200
                           San Jose, California 95113
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The slide presentation included herein is not filed but is furnished in connection with investor presentations conducted on May 9, 2007 by the registrants' Chief Executive Officer and Chief Financial Officer.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)  The exhibit list required by this item is incorporated by reference to the exhibit index filed as part of this report.







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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 9, 2007                      BRIDGE CAPITAL HOLDINGS





                                        By: /s/ THOMAS A. SA
                                            ________________________________
                                                Thomas A. Sa
                                                Executive Vice President
                                                Chief Administrative Officer
                                                Chief Financial Officer

























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


                                  EXHIBIT INDEX


99.1 Slide presentation to investors conducted on May 9, 2007 by the registrant's Chief Executive Officer and Chief Financial Officer.




































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